UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)


                                NOVEMBER 8, 2004

                            CAPITOL FIRST CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Nevada                       0-23450                  88-0361144
 (State or Other Jurisdiction  (Commission File Number)  (IRS Employer
     of Incorporation)                                    Identification Number)




                      7100 Camino Real Boulevard, Suite 402
                            Boca Raton, Florida           33433

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               Registrant's telephone number, including area code:

                                  561-417-7115

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In September 2004, stockholders owning more than two-thirds of our issued and outstanding common stock adopted a written consent ("Written Consent") to remove Michael Todd as a Director of our company. Section 78.335 of the Nevada Revised Statutes and our Bylaws provide that any Director may be removed from office, with or without cause, by the Written Consent of stockholders representing not less than two-thirds of our issued and outstanding common stock.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action taken by Written Consent to remove Mr. Todd as a Director, did not become effective until a date at least 20 days after the date on which an information statement had been mailed to our stockholders of record on the record date. We mailed an information statement to these stockholders on October 13, 2004 and we are deeming the action to remove Mr. Todd as a Director to be effective as of November 8, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 8, 2004

                                                 Capitol First Corporation


                                                 /s/ Ashley Bloom
                                                 ------------------------------
                                                 Ashley Bloom
                                                 Acting Chief Executive Officer
                                                 and Acting President







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